SUMMARY PROSPECTUS JULY 29, 2019 AIG FLEXIBLE CREDIT FUND CLASS A: SHNAX | CLASS C: SHNCX | CLASS W: SHNWX

This Summary Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Fund’s Statutory Prospectus and Statement of Additional Information, each dated July 29, 2019, as amended and supplemented from time to time, and the most recent shareholder reports are incorporated into and made part of this Summary Prospectus by reference.

Before you invest, you may want to review the Fund’s Statutory Prospectus, which contains more information about the Fund and its risks. You can find the Statutory Prospectus and the above incorporated information online at http://aigfunds.onlineprospectus.net/AIGFunds/FundDocuments/index.html. You can also get this information at no cost by calling (800) 858-8850, by sending an email request to mutualfundinquiry@aig.com or by writing to the Fund at AIG Fund Services, Inc., Mutual Fund Operations, Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, NJ 07311.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the Fund electronically by calling 800-858-8850 or contacting your financial intermediary directly.

You may elect to receive all future reports in paper free of charge. If your account is held directly at the Fund, you can inform the Fund that you wish to receive paper copies of reports by calling 800-858-8850. If your account is held through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive paper will apply to all AIG Funds in which you are invested and may apply to all funds held with your financial intermediary.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

Investment Goal

The investment goal of the AIG Flexible Credit Fund (the “Flexible Credit Fund” or the “Fund”) is a high level of total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at

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least $100,000 in the AIG fund complex. More information about these and other discounts is available from your financial professional and in the “Shareholder Account Information—Sales Charge Reductions and Waivers” section on page 20 of the Fund’s Prospectus, in the “Financial Intermediary—Specific Sales Charge Waiver Policies” section on page A-1 of the Fund’s Prospectus and in the “Additional Information Regarding Purchase of Shares” section on page 57 of the Fund’s statement of additional information. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class W shares of the Fund.

	Class A	Class C	Class W
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the amount redeemed or original purchase cost)(1)	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.74%	0.74%	0.74%
Distribution and/or Service (12b-1) Fees	0.35%	1.00%	None
Other Expenses	0.36%	0.37%	0.50%
Total Annual Fund Operating Expenses Before Fee Waivers and/or Expense Reimbursements	1.45%	2.11%	1.24%
Fee Waivers and/or Expense Reimbursements(2),(3)	0.40%	0.40%	0.40%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements(2),(3)	1.05%	1.71%	0.84%

(1)

Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge (“CDSC”) on redemptions made within one year of purchase. The CDSC on Class C shares applies only if shares are redeemed within one year of purchase. See pages 19-21 of the Prospectus for more information about the CDSCs.

(2)

Pursuant to an Expense Limitation Agreement, SunAmerica Asset Management, LLC (“SunAmerica”) is contractually obligated to waive its fees and/or reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceed 1.45%, 2.10% and 1.25% for Class A, Class C and Class W shares, respectively. For purposes of the Expense Limitation Agreement, “Total Annual Fund Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of the Fund’s business. This agreement will continue in effect indefinitely, unless terminated by the Board of Trustees (the “Board”) of SunAmerica Income Funds (the “Trust”), including a majority of the trustees of the Board who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”).

(3)

Pursuant to an Advisory Fee Waiver Agreement, effective November 19, 2018, SunAmerica is contractually obligated to waive its management fee with respect to the Fund so that the management fee payable by the Fund to SunAmerica equals 0.34% of average daily net assets. This agreement will continue in effect through July 31, 2020, and from year to year thereafter provided such continuance is agreed to by SunAmerica and approved by a majority of the Independent Trustees.

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Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and that all fee waivers and/or reimbursements remain in place through the term of the applicable waiver and/or expense reimbursement. You may be required to pay brokerage commissions on your purchase and sales of Class W shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$577	$874	$1,193	$2,095
Class C Shares	274	622	1,097	2,410
Class W Shares	86	354	643	1,465

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$577	$874	$1,193	$2,095
Class C Shares	174	622	1,097	2,410
Class W Shares	86	354	643	1,465

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 57% of the average value of its portfolio.

Principal Investment Strategies and Technique of the Fund

The Fund’s principal investment strategies are fixed income investing and investing in secured floating rate loans. The strategy of “fixed income investing” in which the Fund engages includes utilizing economic research and analysis of current economic conditions, potential fluctuations in interest rates, and—particularly with respect to the issuers of high-yield, high-risk bonds—the strength of the underlying issuer.

The principal investment technique of the Fund is active trading in credit instruments. Under normal circumstances, at least 80% of the Fund’s net assets, plus any borrowings for investment purposes, will be invested in credit instruments and derivative instruments and exchange-traded funds (“ETFs”) that are linked to, or provide investment exposure to, credit instruments. The Fund considers a credit instrument to be any debt instrument or instrument with debt-like characteristics, including, but not limited to, corporate and sovereign bonds, secured floating rate loans and other institutionally traded secured floating rate debt obligations (“Loans”), and securitized instruments, which are securities backed by pools of assets such as mortgages, loans, or other receivables. The Fund may invest in Loans directly or by purchasing “assignments” or “participations,” but primarily intends to invest in Loans by purchasing assignments. Under normal circumstances, the Fund will not invest more than 20% of its assets in government securities.

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The credit instruments in which the Fund intends to primarily invest are U.S. and non-U.S. below investment grade, high-yield bonds (commonly referred to as “junk bonds”) and Loans (rated below Baa by Moody’s Investors Service, Inc. or below BBB by S&P Global Ratings or Fitch, Inc. or determined to be of comparable quality by the Fund’s subadviser). The Loans consist of direct debt obligations of companies (collectively, “Borrowers”) undertaken to finance the growth of the Borrower’s business internally and externally, or to finance a capital restructuring. Most, if not all, of the Loans in which the Fund invests will be rated below investment grade or will be unrated Loans of comparable quality. The Fund may invest in ETFs as an additional means to allocate between high-yield bonds and Loans. The Fund may invest in credit instruments of any maturity, although the Fund generally expects to maintain a duration of three years or less, and may at times maintain a negative duration through its use of U.S. Treasury and interest rate futures.

In selecting investments for the Fund, the Fund’s subadviser employs a fundamental approach that emphasizes qualitative and quantitative credit analysis. The subadviser expects to tactically allocate the Fund’s assets across below investment grade bonds and Loans, and from time to time may invest all of the Fund’s assets exclusively in one of these asset classes.

The principal investment strategies and principal investment technique of the Fund may be changed without shareholder approval. You will receive at least sixty (60) days’ notice of any change to the 80% investment policy set forth above.

Principal Risks of Investing in the Fund

As with any mutual fund, there can be no assurance that the Fund’s investment goal will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Fund.

Interest Rate Fluctuations. Interest rates and bond prices typically move inversely to each other. Thus, as interest rates rise, credit instruments typically fall and as interest rates fall, credit instruments typically rise. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. Investments in Loans and other floating rate securities reduce interest rate risk. While the interest rates on the Loans adjust periodically, these rates may not correlate to prevailing interest rates during the periods between rate adjustments. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of recent and potential government fiscal policy initiatives and resulting market reaction to those initiatives.

Bond Market Volatility. The bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in the Fund’s portfolio.

Credit Risk. The Fund may invest in securities with various credit ratings, but will invest significantly in Loans and fixed income securities that are rated below investment grade. The creditworthiness of the issuer or borrower is always a factor in analyzing Loans and fixed income securities. The Fund’s investments in Loans and fixed income securities that are rated below investment grade are subject to the risks of lower rated securities. A lower rated issuer or borrower is more likely than a higher rated issuer or borrower to default or otherwise become unable to honor its financial obligations. In addition to the risk of default, lower quality Loans and other

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securities may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other Loans and securities.

Below Investment Grade Securities Risk. Below investment grade bonds (commonly referred to as “junk bonds”) are regarded as being predominantly speculative as to the issuer’s ability to make payments of principal and interest. Investment in such securities involves substantial risk. Issuers of below investment grade bonds may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher-rated securities. The market price for junk bonds may fluctuate more than higher-quality securities and may decline significantly. In addition, it may be more difficult for the Fund to dispose of junk bonds or to determine their value.

General Risks Relating to the Loans. Loans in which the Fund will invest are primarily highly-leveraged Loans made in connection with recapitalizations, acquisitions, leveraged buyouts and refinancings. The Loans have floating rates of interest that reset periodically and generally are tied to a rate such as the London Interbank Offered Rate (“LIBOR”) for 90-day dollar deposits. Generally, the Loans are secured and hold the most senior position in the Borrower’s capitalization structure or share the senior position with other senior debt securities of the Borrower. This capital structure position generally gives holders of the Loans a priority claim on some or all of a Borrower’s assets in the event of a default. Such Borrowers are more likely to default on their payments of interest and principal owed to the Fund than issuers of investment grade bonds, and such defaults could reduce the Fund’s net asset value (“NAV”) and income distributions. Such Loans are subject to greater credit risks than certain other debt instruments in which the Fund may invest, including the possibility of a default or bankruptcy of the Borrower. An economic downturn generally leads to a higher non-payment rate, and a debt obligation may lose significant value before a default occurs.

No active trading market may exist for many Loans, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded Loans. In addition, Loans may have contractual restrictions on resale, which can delay the sale and adversely impact the sales price.

Foreign Securities Risk. By investing internationally, the value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Call Provisions. Credit instruments that contain a call provision or option are subject to the risk that, during periods of falling interest rates, the issuer or borrower of a credit instrument will redeem or “call” such security prior to its maturity. The exercise of a call provision or option may result in the Fund having to reinvest the proceeds in lower yielding securities, which would decrease the return of the Fund.

Prepayment Risk. Prepayment risk is the possibility that the principal of a Loan or fixed income security may be prepaid prior to its maturity. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. The overall interest rate environment, general business conditions, an issuer’s or borrower’s financial condition and competitive conditions among lenders are also factors that may increase or decrease the frequency of prepayments. Prepayments may reduce the potential for price gains and may result in the Fund having to reinvest proceeds of these securities at lower interest rates.

Illiquidity. Certain securities may be difficult or impossible to sell at the time and the price that the seller would like. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of

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dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Illiquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed income securities generally go down. Securities that lack liquidity may also be difficult to value.

In addition, the Loans in which the Fund primarily invests are generally not listed on any exchange and the secondary market for those senior Loans is comparatively illiquid relative to markets for fixed income securities. Consequently, obtaining valuations for those Loans may be more difficult than obtaining valuations for actively traded securities. Thus, the value upon disposition on any given Loan may differ from its current valuation.

Securities Selection. A strategy used by the Fund, or securities selected by its portfolio managers, may fail to produce the intended return.

Collateral Impairment. Collateral impairment is the risk that the value of the collateral for a Loan will fall or lack liquidity, which would adversely affect the Loan’s value. The Fund expects to invest in collateralized Loans, which are Loans secured by other things of value the Borrower owns. Any type of decline in the value of collateral could cause the Loan to become undercollateralized or unsecured. In this case, there is usually no requirement to pledge more collateral. The Fund may invest in Loans that are guaranteed or collateralized by the shareholders of private companies.

Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Fund may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.

Risks of Exchange-Traded Funds. Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. However, ETFs are subject to the following risks that do not apply to conventional mutual funds: (i) the market price of an ETF’s shares may trade at a premium or a discount to its NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the Fund could lose money investing in an ETF.

Futures Risk. The risks associated with the Fund’s use of futures contracts include the risk that: (i) changes in the price of a futures contract may not always track the changes in market value of the underlying reference asset; (ii) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; and (iii) if the Fund has insufficient cash to meet margin requirements, the Fund may need to sell other investments, including at disadvantageous times.

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Active Trading. As part of the Fund’s principal investment technique, the Fund may engage in active trading of its portfolio securities. Because the Fund may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund and which will affect the Fund’s performance. During periods of increased market volatility, active trading may be more pronounced.

Redemption Risk. The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the Fund’s NAV per share to decline.

Loan Settlement Risk. Transactions in Loans may settle on a delayed basis, resulting in the proceeds from the sale of a Loan not being available to make additional investments or to meet the Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks or other lenders.

Performance Information*

The following bar chart illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year, and the table compares the Fund’s average annual returns to those of the ICE Bank of America Merrill Lynch USD 3-Month LIBOR Constant Maturity Index, a broad measure of market performance. The ICE Bank of America Merrill Lynch USD 3-Month LIBOR Constant Maturity Index is an unmanaged index that tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The table also compares the Fund’s performance against a customized weighted index comprised of the returns of a blended benchmark, 50% Bloomberg Barclays U.S. High Yield 2% Issuer Capped Index and 50% S&P/LSTA Leveraged Loan Index. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Of course, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund’s performance can be obtained by visiting www.aig.com/funds or can be obtained by phone at 800-858-8850, ext. 6003.

AIG Flexible Credit Fund    (Class A)

During the period shown in the bar chart, the highest return for a quarter was 19.68% (quarter ended June 30, 2009) and the lowest return for a quarter was –6.26% (quarter ended September 30, 2011).

The Fund’s cumulative year-to-date return through the most recent calendar quarter ended June 30, 2019 was 7.63%.

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Average Annual Total Returns (as of the periods ended December 31, 2018)

	Past One Year	Past Five Years	Past Ten Years	Class W (10/1/14)
Class W	–2.04%	N/A	N/A	2.62%
Class C	–4.07%	1.90%	7.87%	N/A
Class A	–6.87%	1.54%	8.06%	N/A
Return After Taxes on Distributions (Class A)	–8.86%	–0.44%	5.54%	N/A
Return After Taxes on Distributions and Sale of Fund Shares (Class A)(1)	–4.03%	0.29%	5.32%	N/A
50% Bloomberg Barclays U.S. High Yield 2% Issuer Capped Index/50% S&P/LSTA Leveraged Loan Index (reflects no deduction for fees, expenses or taxes)	–0.82%	3.46%	9.87%	3.40%
Bloomberg Barclays U.S. High Yield 2% Issuer Capped Index (reflects no deduction for fees, expenses or taxes)	–2.08%	3.84%	11.14%	3.69%
S&P/LSTA Leveraged Loan Index (reflects no deduction for fees, expenses or taxes)	0.44%	3.05%	8.57%	3.09%
ICE Bank of America Merrill Lynch USD 3-Month LIBOR Constant Maturity Index (reflects no deduction for fees, expenses or taxes)	2.08%	0.86%	0.67%	0.97%

*

Effective October 1, 2014, the name of the Fund was changed to the SunAmerica Flexible Credit Fund (n/k/a AIG Flexible Credit Fund) and certain changes were made to the Fund’s investment strategies and techniques. Prior to this date, the Fund employed different strategies and different techniques and was subadvised by different subadvisers. The performance shown prior to October 1, 2014, represents the performance of the Fund prior to its change in strategies and techniques. Accordingly, this performance information does not reflect the management of the Fund in accordance with its current investment strategies and techniques.

(1)

When the return after taxes on distributions and sale of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor’s actual after-tax returns depend on the investor’s tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown only for Class A shares. After-tax returns for other classes will vary.

Investment Adviser

The Fund’s investment adviser is SunAmerica. The Fund is subadvised by Newfleet Asset Management, LLC (“Newfleet”). When the Prospectus refers to the “Adviser,” it means SunAmerica or Newfleet, as applicable.

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Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
David Albrycht, CFA	2014	President and Chief Investment Officer at Newfleet
Francesco Ossino	2014	Senior Managing Director and Senior Portfolio Manager at Newfleet
Jonathan Stanley, CFA	2014	Managing Director and Portfolio Manager at Newfleet

Purchase and Sale of Fund Shares

The Fund’s initial investment minimums generally are as follows:

	Class A and Class C Shares	Class W Shares
Minimum Initial Investment	• non-retirement account: $500 • retirement account: $250 • dollar cost averaging: $500 to open; you must invest at least $25 a month.	• $50,000
Minimum Subsequent Investment	• non-retirement account: $100 • retirement account: $25 • the minimum initial and subsequent investments may be waived for certain fee-based programs and/or group plans held in omnibus accounts.	N/A

You may purchase or sell shares of the Fund each day the New York Stock Exchange is open. Purchase and redemption requests are executed at the Fund’s next NAV to be calculated after the Fund or its agents receive your request in good order. You should contact your broker, financial adviser or financial institution, or, if you hold your shares through the Fund, you should contact the Fund by phone at 800-858-8850, by regular mail (AIG Funds, PO Box 219186, Kansas City, MO 64121-9186), by express, certified and registered mail (AIG Funds, 430 West 7th Street, Suite 219186, Kansas City, MO 64105-1407), or via the Internet at www.aig.com/funds.

Tax Information

The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax-deferred arrangements.

Payments to Broker/Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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